Employee Benefit Plan	12 Months Ended
Dec. 31, 2022
Employee Benefit Plans [Abstract]
Employee Benefit Plans
Note 20. Employee Benefit Plan
The Company maintains a defined contribution 401(k) plan for the benefit of all employees who have met the eligibility requirements. Participants may contribute up to 75% of their eligible compensation, subject only to annual limitations set by the Internal Revenue Service. The Company matches 50% of participant contributions, up to 6% of the participant’s total compensation. For the years ended December 31, 2022, 2021 and 2020, the Company recorded expense for matching contributions of $2.9 million, $3.4 million and $2.0 million, respectively.